EXECUTION

LEHMAN BROTHERS HOLDINGS INC.,

SELLER

and

STRUCTURED ASSET SECURITIES CORPORATION,

PURCHASER

MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT

Dated as of September 1, 2003

Structured Asset Securities Corporation

(Mortgage Pass-Through Certificates Series 2003-BC3)

______________________________________________________________________________

Table of Contents

Page

ARTICLE I. CONVEYANCE OF MORTGAGE LOANS

2

Section 1.01.

Sale of Mortgage Loans.

2

Section 1.02.

Delivery of Documents.

2

Section 1.03.

Review of Documentation.

3

Section 1.04.

Representations and Warranties of the Seller.

3

Section 1.05.

Grant Clause.

11

Section 1.06.

Assignment by Depositor.

12

ARTICLE II. MISCELLANEOUS PROVISIONS

12

Section 2.01.

Binding Nature of Agreement; Assignment.

12

Section 2.02.

Entire Agreement.

12

Section 2.03.

Amendment.

12

Section 2.04.

Governing Law.

13

Section 2.05.

Severability of Provisions.

13

Section 2.06.

Indulgences; No Waivers.

13

Section 2.07.

Headings Not to Affect Interpretation.

14

Section 2.08.

Benefits of Agreement.

14

Section 2.09.

Counterparts.

14

SCHEDULE A

Mortgage Loan Schedule (including Prepayment Charge Schedule)

EXHIBIT A

Certain Defined Terms

This MORTGAGE LOAN SALE AND ASSIGNMENT AGREEMENT, dated as of September 1, 2003 (the “Agreement”), is executed by and between Lehman Brothers Holdings Inc. (“LBH” or the “Seller”) and Structured Asset Securities Corporation (the “Depositor”).

All capitalized terms not defined herein or in Exhibit A attached hereto shall have the same meanings assigned to such terms in that certain trust agreement (the “Trust Agreement”) dated as of September 1, 2003, among the Depositor, Aurora Loan Services Inc., as master servicer (the “Master Servicer”), The Murrayhill Company, as credit risk manager, and JPMorgan Chase Bank, as trustee (the “Trustee”).

W I T N E S S E T H:

WHEREAS, the Seller is the owner of certain mortgage loans, each as identified in the Mortgage Loan schedule attached hereto as Schedule A (collectively, the “Mortgage Loans”), which it acquired from Green Tree Finance Corp.– Five, a Minnesota corporation that is a wholly-owned special purpose subsidiary of Conseco Finance Corp., pursuant to a whole loan sale transaction;

WHEREAS, the Seller is a party to a Securitization Servicing Agreement (the “Servicing Agreement”), dated as of September 1, 2003, by and among the Seller, Ocwen Federal Bank FSB, as servicer (the “Servicer”) and Aurora Loan Services Inc., a Colorado corporation, as master servicer (the “Master Servicer”);

WHEREAS, the Seller desires to sell, without recourse, all of its rights, title and interest in and to the Mortgage Loans to the Depositor and, except as retained hereunder, to assign all of its rights and interest under the Servicing Agreement relating to the Mortgage Loans, and to delegate all of its obligations thereunder, to the Depositor; and

WHEREAS, the Seller and the Depositor acknowledge and agree that the Depositor will convey the Mortgage Loans to a Trust Fund created pursuant to the Trust Agreement, assign all of its rights and delegate all of its obligations hereunder to the Trustee for the benefit of the Certificateholders, and that each reference herein to the Depositor is intended, unless otherwise specified, to mean the Depositor or the Trustee, as assignee, whichever is the owner of the Mortgage Loans from time to time;

NOW, THEREFORE, in consideration of the mutual agreements herein set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Depositor agree as follows:

ARTICLE I.

CONVEYANCE OF MORTGAGE LOANS

Section 1.01.

Sale of Mortgage Loans.

(a)  Sale of Mortgage Loans.  Concurrently with the execution and delivery of this Agreement, the Seller does hereby transfer, assign, set over, deposit with and otherwise convey to the Depositor, without recourse, subject to Sections 1.03 and 1.04, all the right, title and interest of the Seller in and to the Mortgage Loans identified on Schedule A hereto, having an aggregate principal balance of $162,033,822.54.  Such conveyance includes, without limitation, the right to all distributions of principal and interest received on or with respect to the Mortgage Loans on and after the Cut-off Date, other than payments of principal and interest due on or before such date, and all such payments due after such date but received prior to such date and intended by the related Mortgagors to be applied after such date, all Prepayment Charges received on or with respect to the Mortgage Loans on or after the Cut-off Date, together with all of the Seller’s right, title and interest in and to each related account and all amounts from time to time credited to and the proceeds of such account, any REO Property and the proceeds thereof, the Seller’s rights under any Insurance Policies relating to the Mortgage Loans, and the Seller’s security interest in any collateral pledged to secure the Mortgage Loans including the Mortgaged Properties and any proceeds of the foregoing.

Concurrently with the execution and delivery of this Agreement, the Seller hereby assigns to the Depositor all of its rights and interest under the Servicing Agreement, other than any servicing rights retained thereunder, and delegates to the Depositor all of its obligations thereunder, to the extent relating to the Mortgage Loans.  The Depositor hereby accepts such assignment and delegation, and shall be entitled to exercise all the rights of the Seller under the Servicing Agreement, other than any servicing rights thereunder, as if the Depositor had been a party to each such agreement.

Concurrently with the execution hereof, the Depositor tenders the purchase price of $162,033,822.54.

(b)  Schedules of Mortgage Loans.  The Depositor and the Seller have agreed upon which of the Mortgage Loans owned by the Seller are to be purchased by the Depositor pursuant to this Agreement and the Seller will prepare on or prior to the Closing Date a final schedule describing such Mortgage Loans (the “Mortgage Loan Schedule”) to be delivered on the Closing Date.  The Mortgage Loan Schedule shall conform to the requirements of the Depositor as set forth in this Agreement and to the definition of “Mortgage Loan Schedule” under the Trust Agreement.

Section 1.02.

Delivery of Documents.

(a)  In connection with such transfer and assignment of the Mortgage Loans hereunder, the Seller shall, at least three (3) Business Days prior to the Closing Date, deliver, or cause to be delivered, to the Depositor (or its designee) the documents or instruments with respect to each Mortgage Loan (each a “Mortgage File”) so transferred and assigned.

(b)  For Mortgage Loans (if any) that have been prepaid in full on or after the Cut-off Date and prior to the related Closing Date, the Seller, in lieu of delivering the related Mortgage Files, herewith delivers to the Depositor an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Collection Account maintained by the Master Servicer for such purpose have been so deposited.

Section 1.03.

Review of Documentation.

The Depositor, by execution and delivery hereof, acknowledges receipt of the Mortgage Files pertaining to the Mortgage Loans listed on the Mortgage Loan Schedule, subject to review thereof by U.S. Bank National Association and Wells Fargo Bank Minnesota, National Association, as applicable (each, a “Custodian” and, collectively, the “Custodians”), for the Depositor.  Each Custodian is required to review, within 45 days following the Closing Date, each applicable Mortgage File.  If in the course of such review the related Custodian identifies any Material Defect, the Seller shall be obligated to cure such Material Defect or to repurchase the related Mortgage Loan from the Depositor (or, at the direction of and on behalf of the Depositor, from the Trust Fund), or to substitute a Qualifying Substitute Mortgage Loan therefor, in each case to the same extent and in the same manner as the Depositor is obligated to the Trustee and the Trust Fund under Section 2.02(c) of the Trust Agreement.

Section 1.04.

Representations and Warranties of the Seller.

(a)  The Seller hereby represents and warrants to the Depositor that as of the Closing Date:

(i)  the Seller is a corporation duly organized, validly existing and in good standing under the laws governing its creation and existence and has full corporate power and authority to own its property, to carry on its business as presently conducted, and to enter into and perform its obligations under this Agreement;

(ii)  the execution and delivery by the Seller of this Agreement have been duly authorized by all necessary corporate action on the part of the Seller; neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on the Seller or its properties or the certificate of incorporation or bylaws of the Seller;

(iii)  the execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except such as has been obtained, given, effected or taken prior to the date hereof;

(iv)  this Agreement has been duly executed and delivered by the Seller and, assuming due authorization, execution and delivery by the Depositor, constitutes a valid and binding obligation of the Seller enforceable against it in accordance with its terms except as such enforceability may be subject to (A) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally and (B) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law; and

(v)  there are no actions, suits or proceedings pending or, to the knowledge of the Seller, threatened or likely to be asserted against or affecting the Seller, before or by any court, administrative agency, arbitrator or governmental body (A) with respect to any of the transactions contemplated by this Agreement or (B) with respect to any other matter which in the judgment of the Seller will be determined adversely to the Seller and will if determined adversely to the Seller materially and adversely affect it or its business, assets, operations or condition, financial or otherwise, or adversely affect its ability to perform its obligations under this Agreement.

(b)  The Seller represents and warrants upon delivery of the Mortgage Loans on the Closing Date to the Depositor hereunder, as to each, that:

(i)  The information set forth with respect to the Mortgage Loans on the Mortgage Loan Schedule provides an accurate listing of the Mortgage Loans and the information with respect to each Mortgage Loan on the Mortgage Loan Schedule is true and correct in all material respects at the date or dates respecting which such information is given;

(ii)  There are no defaults (other than delinquency in payment) in complying with the terms of any Mortgage, and the Seller has no notice as to any taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing but which have not been paid;

(iii)  Except in the case of Cooperative Loans, if any, each Mortgage requires all buildings or other improvements on the related Mortgaged Property to be insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged Property is located pursuant to insurance policies conforming to the requirements of the guidelines of FNMA or FHLMC.  If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Flood Insurance Administration is in effect which policy conforms to the requirements of the current guidelines of the Federal Flood Insurance Administration.  Each Mortgage obligates the related Mortgagor thereunder to maintain the hazard insurance policy at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at such Mortgagor’s cost and expense, and to seek reimbursement therefor from the Mortgagor.  Where required by state law or regulation, each Mortgagor has been given an opportunity to choose the carrier of the required hazard insurance, provided the policy is not a “master” or “blanket” hazard insurance policy covering the common facilities of a planned unit development.  The hazard insurance policy is the valid and binding obligation of the insurer, is in full force and effect, and will be in full force and effect and inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement;

(iv)  Each Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

(v)  In the case of 86.54%, 12.51% and 0.95% of the Mortgage Loans (by unpaid principal balance as of the Cut-off Date), the related Mortgage evidences a valid, subsisting, enforceable and perfected first, second or third lien, respectively, on the related Mortgaged Property (including all improvements on the Mortgaged Property).  Such lien of the Mortgage is subject only to: (1) in the case of each second and third lien, the first lien on the related Mortgaged Property, (2) liens of current real property taxes and assessments not yet due and payable and, if the related Mortgaged Property is a condominium unit, any lien for common charges permitted by statute, (3) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage acceptable to mortgage lending institutions in the area in which the related Mortgaged Property is located and specifically referred to in the lender’s Title Insurance Policy or attorney’s opinion of title and abstract of title delivered to the originator of such Mortgage Loan, and (4) such other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage.  In the case of 86.54%, 12.51% and 0.95% of the Mortgage Loans (by unpaid principal balance as of the Cut-off Date), any security agreement, chattel mortgage or equivalent document related to, and delivered to the Trustee in connection with, a Mortgage Loan establishes a valid, subsisting and enforceable first, second or third lien, respectively, on the property described therein and the Depositor has full right to sell and assign the same to the Trustee;

(vi)  Immediately prior to the transfer and assignment of the Mortgage Loans to the Depositor, the Seller was the sole owner of record and holder of each Mortgage Loan, and the Seller had good and marketable title thereto, and has full right to transfer and sell each Mortgage Loan to the Depositor free and clear, except as described in paragraph (v) above, of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest, and has full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign each Mortgage Loan pursuant to this Agreement;

(vii)  Each Mortgage Loan other than any Cooperative Loan is covered by either (i) an attorney’s opinion of title and abstract of title the form and substance of which is generally acceptable to mortgage lending institutions originating mortgage loans in the locality where the related Mortgaged Property is located or (ii) an ALTA Mortgagee Title Insurance Policy or other generally acceptable form of policy of insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the originator of the Mortgage Loan, and its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan (subject only to the exceptions described in paragraph (v) above).  If the Mortgaged Property is a condominium unit located in a state in which a title insurer will generally issue an endorsement, then the related Title Insurance Policy contains an endorsement insuring the validity of the creation of the condominium form of ownership with respect to the project in which such unit is located.  With respect to any Title Insurance Policy, the originator is the sole insured of such mortgagee Title Insurance Policy, such mortgagee Title Insurance Policy is in full force and effect and will inure to the benefit of the Depositor upon the consummation of the transactions contemplated by this Agreement, no claims have been made under such mortgagee Title Insurance Policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything that would impair the coverage of such mortgagee Title Insurance Policy;

(viii)  To the best of the Seller’s knowledge, no foreclosure action is being threatened or commenced with respect to any Mortgage Loan.  There is no proceeding pending for the total or partial condemnation of any Mortgaged Property (or, in the case of any Cooperative Loan, the related cooperative unit) and each such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to have a material adverse effect on the value of the related Mortgaged Property as security for the related Mortgage Loan or the use for which the premises were intended;

(ix)  There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under the law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(x)  Each Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act;

(xi)  Each Mortgage Loan, at the time it was originated, complied in all material respects with applicable local, state and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;

(xii)  Each Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G of the Code and Treas. Reg. §1.860G-2 and each Mortgage Loan that is secured by one- to four-family residential real property (or a leasehold interest therein) has a Combined Loan-to-Value Ratio of 125% or less (by principal balance as of the Cut-off Date), and each Mortgage Loan that is secured by manufactured housing has a Combined Loan-to-Value Ratio of 100% or less (by principal balance as of the Cut-off Date);

(xiii)  The Mortgage Loan and the Mortgage Note are not subject to any right of rescission, set-off, counterclaim, or defense (including the defense of usury), based on the invalidity or unenforceability of the Mortgage Loan, Mortgage Note and/or Mortgage, nor will the operations of any of the terms of the Mortgage Loan or the Mortgage Note, or the exercise of any right thereunder, render the Mortgage Loan or the Mortgage Note unenforceable, in whole or in part, or subject to any right of rescission, set-off counterclaim, or defense with respect thereto.  No such right of rescission, set-off, counterclaim or defense has been asserted to the Seller or has been asserted to any other person;

(xiv)  Each of the Mortgaged Properties is located in the United States and consists of a single parcel of real property with a single family residence erected thereon, or a two to four-family dwelling, a townhouse, a manufactured home, or an individual condominium unit in a high-rise or low-rise condominium project, or an individual unit in a planned unit development.  No such residence or dwelling is a mobile home;

(xv)  The Mortgage Loan has been closed and the proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvement have been complied with.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage were paid, and the Mortgagor is not entitled to any refund of any amounts paid or due under the Mortgage Note or the Mortgage;

(xvi)  To the best of the Seller’s knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration;

(xvii)  Each related Mortgage Note is payable (except in certain cases during an adjustment period or initial period) in equal monthly installments (other than the last payment) of principal and interest and the Mortgage interest rate is either fixed or adjustable.  With respect to Mortgage Loans with adjustable interest rates, all required notices of interest rate and payment amount adjustment have been sent to the Mortgagor on a timely basis and the computations of such adjustments were properly calculated.  Installments of interest are either fixed or subject to change due to the adjustments to the Mortgage interest rate on each related interest rate adjustment date stated in the Mortgage Note with interest calculated and payable in arrears, in each case, sufficient to amortize the Mortgage Loan fully by the stated maturity date, over an original term of not more than thirty years from inception of the Mortgage Loan.  All interest rate adjustments applicable to the Mortgage Loans have been or will be made in strict compliance with state and federal law and the terms of the related Mortgage Note.  Any interest required to be paid pursuant to state and local law has been or will be properly paid and credited;

(xviii)  The Mortgage contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale and (ii) otherwise by judicial or nonjudicial foreclosure.  Upon a default by a Mortgagor on a Mortgage Loan and foreclosure on, or trustee’s sale of, the Mortgaged Property pursuant to the proper procedures, the holder of the Mortgage Loan will be able to deliver good and merchantable title to the Mortgaged Property.  There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage subject to the applicable federal and state laws and judicial precedent with respect to bankruptcy and right of redemption;

(xix)  The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to in (v) above;

(xx)  In the event the Mortgage constitutes a deed of trust, a trustee, authorized and duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;

(xxi)  The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered for the Mortgage Loan by the Seller under this Agreement as set forth in Section 1.02 hereof have been delivered to the Custodian.  The Seller is in possession of a complete, true and accurate Mortgage File in compliance with Section 1.02 hereof, except for such documents the originals of which have been delivered to the Custodian;

(xxii)  Each Mortgage together with any such documents as may be required under applicable law, contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder, at the option of the mortgagee;

(xxiii)  The Assignment of Mortgage (upon the insertion of the assignee’s name) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

(xxiv)  The Mortgage Loan does not contain provisions pursuant to which monthly payments are paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor or anyone on behalf of the Mortgagor, or paid by any source other than the Mortgagor, nor does it contain any other similar provisions currently in effect which may constitute a “buydown” provision.  The Mortgage Loan is not a graduated payment mortgage and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

(xxv)  To the best of the Seller’s knowledge, the origination, servicing and collection practices used by any prior servicer with respect to the Mortgage Loans have been in accordance with Accepted Servicing Practices and are in all respects in compliance with all applicable laws and regulations;

(xxvi)  To the best of the Seller’s knowledge, there exists no violation of any local, state or federal environmental law, rule or regulation in respect of the Mortgaged Property which violation has or could have a material adverse effect on the market value of such Mortgaged Property.  The Seller has no knowledge of any pending action of proceeding directly or indirectly involving the related Mortgaged Property in which compliance with any environmental law, rule or regulation is in issue; and, to the best of the Seller’s knowledge, nothing further remains to be done to satisfy in full all requirements of each such law, rule or regulation constituting a prerequisite to the use and enjoyment of such Mortgaged Property;

(xxvii)  The Mortgage Loans were not intentionally selected for inclusion under this Agreement from among the Seller’s mortgage loan portfolio on any basis which would have an adverse effect on the interests of the Depositor or the Trust;

(xxviii)  The Seller has not transferred the Mortgage Loans to the Depositor, and the Depositor has not transferred the Mortgage Loans to the Trust, with any intent to hinder, delay or defraud any of their respective creditors;

(xxix)  No Mortgage Loan is a “high-cost” loan under any applicable federal, state or local predatory or abusive lending law;

(xxx)  No Mortgage Loan was at the time of origination subject to the Home Ownership and Equity Protection Act of 1994 (15 U.S.C. §1602(c)), Regulation Z (12 CFR 226.32) or any comparable state law;

(xxxi)  With respect to each Mortgage Loan described in the Mortgage Loan Schedule as a Manufactured Home Mortgage Loan:  (a) the Manufactured Home is permanently affixed to a foundation which is suitable for the soil conditions of the site; (b) all foundations, both perimeter and interior, have footings that are located below the frost lien; (c) any wheels, axles and trailer hitches are removed from the Manufactured Home; (d) the Mortgage Loan is covered under a standard real estate title insurance policy or attorney’s title opinion or certificate that identified the Manufactured Home as part of the real property and insures or indemnifies against any loss if the Manufactured Home is determined not to be part of the real property;

(xxxii)  Each original Mortgage was recorded and all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller, or is in the process of recordation;

(xxxiii)  None of the proceeds of any Mortgage Loan were used to finance single-premium credit insurance policies;

(xxxiv)  The information set forth in the Prepayment Charge Schedule included as part of the Mortgage Loan Schedule (including the Prepayment Charge Summary attached thereto) is complete, true and correct in all material respects on the date or dates on which such information is furnished and each Prepayment Charge is permissible, originated in compliance with, and enforceable in accordance with its terms (except to the extent that the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws affecting creditor’s rights generally or the collectibility thereof may be limited due to acceleration in connection with foreclosure) under applicable federal, state and local law;

(xxxv)  Assuming Scheduled Payments are received on a timely basis, each Mortgage Loan will amortize fully by its stated maturity date;

(xxxvi)  No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation;

(xxxvii)  The terms of the Mortgage Note and Mortgage have not been impaired, waived, altered or modified in any respect, except by a written instrument which has been recorded, if necessary to protect the interests of the Depositor and which has been delivered to the Custodian, and no default or waiver exists under the documents in the Mortgage File and no modifications to the Mortgage have been made that have not been disclosed; and

(xxxviii)  The Mortgage Loan was originated in accordance with the originator’s underwriting guidelines and to the best of the Seller’s knowledge, no fact existed at the time of the origination of the Mortgage Loan which would lead the Seller to believe that the Mortgage Loan would not be paid in full by its stated maturity date.

It is understood and agreed that the representations and warranties set forth in Section 1.04(b) herein shall survive the Closing Date.  Upon discovery by either the Seller or the Depositor of a breach of any of the foregoing representations and warranties (excluding a breach of subparagraph (xxxiv) under Section 1.04(b)), that adversely and materially affects the value of the related Mortgage Loan or the Trust Fund, the party discovering such breach shall give prompt written notice to the other party.  Within 60 days of the discovery of any such breach, the Seller shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Depositor at the applicable Purchase Price or (c) within the two-year period following the Closing Date substitute a Qualifying Substitute Mortgage Loan for the affected Mortgage Loan.

Notwithstanding the third paragraph of Section 1.04(b), in connection with the Seller’s representations and warranties made in subparagraph (xxxiv) of such Section and within 90 days of the earlier of discovery by the Seller or receipt of notice from the Servicer of a breach of such representation and warranty by the Seller, which breach materially and adversely affects the interests of the Class P Certificateholders in any Prepayment Charge, the Seller shall, if (i) such representation and warranty is breached and a Principal Prepayment has occurred or (ii) if a change in law subsequent to the Closing Date limits the enforceability of the Prepayment Charge (other than in the circumstances set forth in subparagraph (xxxiv) of Section 1.04(b)), at the time of such Principal Prepayment or change in law, the amount of the scheduled Prepayment Charge, for the benefit of the holders of the Class P Certificates, by depositing such amount into the Certificate Account no later than the Deposit Date immediately following the Prepayment Period in which such Principal Prepayment on the related Mortgage Loan or such change in law has occurred, net of any Servicer Prepayment Charge Payment Amount made by the applicable Servicer with respect to the related Mortgage Loan in lieu of collection of such Prepayment Charge.

Section 1.05.

Grant Clause.

It is intended that the conveyance of the Seller’s right, title and interest in and to the Mortgage Loans and other property conveyed pursuant to this Agreement on the Closing Date and any Transfer Date shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan.  However, if any such conveyance is deemed to be in respect of a loan, it is intended that:  (a) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement; (b) the Seller hereby grants to the Depositor a first priority security interest to secure payment of an obligation in an amount equal to the purchase price set forth in Section 1.01(a) in all of the Seller’s right, title and interest in, to and under, whether now owned or hereafter acquired, the Mortgage Loans and other property; and (c) this Agreement shall constitute a security agreement under applicable law.

Section 1.06.

Assignment by Depositor.

Concurrently with the execution of this Agreement, the Depositor shall assign its interest under this Agreement with respect to the Mortgage Loans to the Trustee, and the Trustee then shall succeed to all rights of the Depositor under this Agreement.  All references to the rights of the Depositor in this Agreement shall be deemed to be for the benefit of and exercisable by its assignee or designee, specifically including the Trustee.

ARTICLE II.

MISCELLANEOUS PROVISIONS

Section 2.01.

Binding Nature of Agreement; Assignment.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 2.02.

Entire Agreement.

This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.  The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof.

Section 2.03.

Amendment.

(a)  This Agreement may be amended from time to time by the Seller and the Depositor, with the consent of the Trustee but without notice to or the consent of any of the Certificateholders, (i) to cure any ambiguity, (ii) to cause the provisions herein to conform to or be consistent with or in furtherance of the statements made with respect to the Certificates, the Trust Fund, the Trust Agreement or this Agreement in the Prospectus Supplement; or to correct or supplement any provision herein which may be inconsistent with any other provisions herein, (iii) to make any other provisions with respect to matters or questions arising under this Agreement or (iv) to add, delete, or amend any provisions to the extent necessary or desirable to comply with any requirements imposed by the Code and the REMIC Provisions.  No such amendment effected pursuant to clause (iii) of the preceding sentence shall adversely affect in any material respect the interests of any Certificateholder.  Any such amendment shall be deemed not to adversely affect in any material respect any Certificateholder if the Trustee receives written confirmation from each Rating Agency that such amendment will not cause such Rating Agency to reduce the then current rating assigned to the Certificates, if any (and any Opinion of Counsel requested by the Trustee in connection with any such amendment may rely expressly on such confirmation as the basis therefor).

(b)  This Agreement may also be amended from time to time by the Seller and the Depositor with the consent of the Trustee and the Certificateholders of not less than 66-2/3% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Certificateholder of such Certificate or (ii) reduce the aforesaid percentages of Class Principal Amount or Class Notional Amount (or Percentage Interest) of Certificates of each Class, the Certificateholders of which are required to consent to any such amendment without the consent of the Certificateholders of 100% of the Class Principal Amount or Class Notional Amount (or Percentage Interest) of each Class of Certificates affected thereby.  For purposes of this paragraph, references to “Certificateholder” or “Certificateholders” shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificates Owners.

(c)  It shall not be necessary for the consent of Certificateholders under this Section 2.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

Section 2.04.

Governing Law.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 2.05.

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 2.06.

Indulgences; No Waivers.

Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.  No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver, as well as the Trustee.

Section 2.07.

Headings Not to Affect Interpretation.

The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 2.08.

Benefits of Agreement.

The parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties set forth herein, that the Trustee enjoys the full benefit of the provisions of this Agreement each as an intended third party beneficiary; provided, however, nothing in this Agreement, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder, the Trustee and the Certificateholders, any benefit or legal or equitable right, power, remedy or claim under this Agreement.

Section 2.09.

Counterparts.

This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Seller and the Depositor have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

LEHMAN BROTHERS HOLDINGS INC.,

as Seller

By: /s/ Stanley Labanowski

Name: Stanley Labanowski

Title:   Authorized Signatory

STRUCTURED ASSET SECURITIES CORPORATION,

as Purchaser

By: /s/ Ellen V. Kiernan

Name: Ellen V. Kiernan

Title:   Senior Vice President

SCHEDULE A

MORTGAGE LOAN SCHEDULE

(including Prepayment Charge Schedules and Prepayment Charge Summary)

EXHIBIT A

CERTAIN DEFINED TERMS

“Prepayment Charge”:  With respect to any Mortgage Loan, the charges or premiums, if any, due in connection with a full or partial prepayment of such Mortgage Loan during a Prepayment Period in accordance with the terms thereof (other than any Servicer Prepayment Charge Payment Amount).

“Prepayment Charge Schedule”:  As of any date, the list of Prepayment Charges on the Mortgage Loans included in the Trust Fund on such date, included as part of the Mortgage Loan Schedule at Exhibit A (including the Prepayment Charge Summary attached thereto).  The Prepayment Charge Schedule shall be prepared by the Seller and shall set forth the following information with respect to each Prepayment Charge:

(i)  the Mortgage Loan identifying number;

(ii)  a code indicating the type of Prepayment Charge;

(iii)  the state of origination of the related Mortgage Loan;

(iv)  the date on which the first Scheduled Payment was due on the related Mortgage Loan;

(v)  the term of the related Prepayment Charge; and

(vi)  the unpaid principal balance of the Mortgage Loan as of the Cut-off Date.

Such Prepayment Charge Schedule shall be amended from time to time by the Seller and a copy of such amended Prepayment Charge Schedule shall be furnished by the Seller.

“Servicer Prepayment Charge Payment Amount”:  The amount payable by the Servicer in respect of any impermissible waiver by the Servicer of a Prepayment Charge pursuant to the Servicing Agreement.